UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report (Date of earliest event reported):     September 20, 2005
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                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)

     NEW JERSEY                     01-14294                     22-2545165
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    (State or other               (Commission                 (IRS Employer
     jurisdiction of                File No.)                Identification No.)
     incorporation)

   55 UNION BOULEVARD, TOTOWA, NJ                                  07512
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 973-942-1111
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01

Other Events

At its regular meeting on September 20, 2005, the Board of Directors of Greater Community Bancorp declared a per share cash dividend of $0.13 payable October 31, 2005 to shareholders of record on October 14, 2005.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

                         99.1 Press Release issued September 21, 2005 announcing
                              a $0.13 per share cash dividend on the Company's outstanding common stock.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GREATER COMMUNITY BANCORP
                                      (Registrant)




Date: September 22, 2005       /s/Naqi A. Naqvi
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                               (Signature)
                               Naqi A. Naqvi
                               Senior Vice President and Chief Financial Officer